UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2007

ALLEGRO BIODIESEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-21982	No. 20-5748331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6033 West Century Blvd., Suite 1090
Los Angeles, California 90045
(Address of principal executive offices including Zip Code)

(310) 670-2093
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 28, 2007, Allegro Biodiesel Corporation (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended Certificate”) with the Secretary of State of Delaware, which became effective upon filing. The Company’s Board of Directors approved the Amended Certificate pursuant to a unanimous written consent dated August 15, 2007. The Amended Certificate was then approved by the requisite percentage of the Company’s stockholders pursuant to a written consent dated August 22, 2007. The following is a summary of the substantive changes effected by the Amended Certificate:

•
The Amended Certificate eliminates provisions of the Company’s existing certificate of incorporation that related to the right of the Board of Directors of the Company to set the number of directors comprising the Company’s Board of Directors and to appoint and remove directors.

•	The Amended Certificate eliminates provisions of the Company’s existing certificate of incorporation that provided for a classified Board of Directors.

•
The Amended Certificate eliminates provisions of the Company’s existing certificate of incorporation that recited that the Board of Directors had the powers permitted by the General Corporation Law of the State of Delaware.

•
The Amended Certificate eliminates provisions of the Company’s existing certificate of incorporation that required a vote of 66-2/3% of the Company’s voting stock for the amendment or repeal of certain of the foregoing provisions of the Company’s existing certificate of incorporation or any provisions inconsistent with the Bylaws of the Company.

•	The Amended Certificate eliminates provisions of the Company’s existing certificate of incorporation that set forth the name and mailing address of the Company’s incorporator.

•
The Amended Certificate sets forth certain provisions restricting foreign ownership and control of the Company to facilitate the ability of the Company to comply with the Merchant Marine Act of 1928, commonly referred to as the Jones-White Act. Shares of the Company’s stock deemed to be “Excess Stock” (as described below) will not be entitled to vote, nor be counted as shares outstanding for purposes of determining the vote required, with respect to any matter upon which stockholders are entitled to vote. This voting restriction, together with the optional redemption provisions discussed below, are intended to remove all attributes of beneficial ownership customarily associated with equity securities such that any foreign ownership of the Company’s stock represented by Excess Stock will not be in violation of the Jones-White Act. These provisions will only be applicable to the Company if the Board of Directors of the Company determines that the Company, its subsidiaries or any other entity of which the Company or any subsidiary owns or controls a 25% or greater equity interest are “U.S. Maritime Companies” (as described below).

•
The Amended Certificate provides that at such time as the ownership of shares of all the capital stock of the Company or any class of such stock by an “Alien” (as described below) exceeds 24.99% (the “Permitted Percentage”), the shares of capital stock in excess of the Permitted Percentage will automatically be deemed to constitute “Excess Stock.” The Alien-owned shares deemed to exceed the Permitted Percentage and constituting Excess Stock at any time will be those Alien-owned shares, determined in reverse chronological order by date and time of their most recent acquisition, that equal the minimum number of whole shares necessary to cause the remaining Alien-owned shares not to exceed the Permitted Percentage.

•	The Amended Certificate implements certain measures to ensure that the Company’s Board of Directors can effectively monitor the citizenship of the holders of its capital stock.

•
The Amended Certificate provides that upon the subsequent transfer of shares of Excess Stock to a person or entity who is not an Alien or the occurrence of any event that results in any shares of Excess Stock no longer exceeding the Permitted Percentage when such shares are added to the Alien-owned shares acquired prior to the acquisition of such Excess Stock, such shares of Excess Stock will, at the date and time of such transfer or occurrence, no longer constitute shares of Excess Stock and the voting rights previously suspended with respect to such shares will be reinstated.

•
The Amended Certificate sets forth certain provisions that provide for any dispute that arises with respect to the identity of shares constituting Excess Stock or the date and time of the suspension or reinstatement of the voting rights with respect to such shares to be resolved by the Board of Directors, in its sole discretion, which resolution will be final and binding.

•
The Amended Certificate sets forth certain provisions that provide the Company with the power, but not the obligation, to redeem shares of Excess Stock at any time out of funds lawfully available therefor. The Amended Certificate sets forth certain provisions related to determining the fair market value of such shares and the procedure for the Company to redeem such shares.

•
The Amended Certificate implements certain restrictions with respect to the permissible level of involvement by persons who are Aliens in the management of the Company. In particular, at no time shall more than a minority of the number of the Company’s directors necessary to constitute a quorum be Aliens, and at no time shall the chairman of the board or the chief executive officer of the Company, or any other person not so designated but duly acting in such capacity on behalf of the Company, be an Alien.

•
The Amended Certificate defines “Alien” as follows: (i) any person (including an individual, a partnership, a corporation, a limited liability company or an association) who is not a United States citizen, within the meaning of Section 2 of the Shipping Act, 1916, as amended or as it may hereafter be amended; (ii) any foreign government or representative thereof; (iii) any corporation, the chief executive officer by any title or chairman of the board of directors of which is an Alien, or of which more than a minority of the number of its directors necessary to constitute a quorum are Aliens; (iv) any corporation organized under the laws of any foreign government; (v) any corporation of which 25% or greater interest is owned beneficially or of record, or may be voted by, an Alien or Aliens, or which by any other means whatsoever is controlled by or in which control is permitted to be exercised by an Alien or Aliens (the Board of Directors being authorized to determine reasonably the meaning of “control” for this purpose); (vi) any partnership, limited liability company, or association which is controlled by an Alien or Aliens; or (vii) any person (including an individual, partnership, corporation, limited liability company or association) who acts as representative of or fiduciary for any person described in clauses (i) through (vi) above.

•
The Amended Certificate defines “U.S. Maritime Company” as follows: any corporation or other entity which, directly or indirectly (i) owns or operates vessels in the United States coastwise trade, intercoastal trade or noncontiguous domestic trade; (ii) owns or operates any vessel built with construction differential subsidies from the United States Government (or any agency thereof); (iii) is a party to a maritime security program agreement with the United States Government (or any agency thereof) on account of vessels owned, chartered or operated by it; (iv) owns any vessel on which there is a preferred mortgage issued in connection with Title XI of the Merchant Marine Act of 1936, as amended; (v) operates vessels under agreement with the United States Government (or any agency thereof); (vi) conducts any activity, takes any action or receives any benefit which would be adversely affected under any provision of the U.S. maritime, shipping or vessel documentation laws by virtue of Alien ownership of its stock; or (vii) maintains a Capital Construction Fund under the provisions of Section 607 of the Merchant Marine Act of 1936, as amended.

The foregoing summary of the Company’s Amended Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Certificate. A copy of the Amended Certificate as filed with the Secretary of State of Delaware is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 - Other Events

Press Release

On August 28, 2007, the Company issued a press release announcing the amendment and restatement of its Certificate of Incorporation. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation ✓
99.1	Press Release ✓
✓  Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: August 28, 2007

ALLEGRO BIODIESEL CORPORATION

By:	/s/ Heng Chuk
Heng Chuk
Chief Financial Officer